Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 5 dated January 14, 2014
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated May 14, 2013, or the Prospectus, as supplemented by Supplement No. 1 dated July 2, 2013, Supplement No. 2 dated August 23, 2013, Supplement No. 3 dated November 4, 2013 and Supplement No. 4 dated December 24, 2013.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

EXTENSION OF INITIAL PUBLIC OFFERING TO JULY 25, 2014

On January 8, 2014, we filed a registration statement on Form N-2 with the U.S. Securities and Exchange Commission, or SEC, to carry forward 85.0 million shares of our common stock, which represent an approximate number of unsold shares from our initial public offering. We have not filed to register any additional shares in our follow-on offering which would cause the total shares registered by us in our initial public offering and follow-on offering, in the aggregate, to exceed the 150.0 million initial aggregate share registration amount of our initial public offering.

In connection with the filing of such follow-on offering registration statement, we have determined to continue offering shares in our initial public offering beyond January 25, 2014. We currently intend to continue offering shares of common stock in our initial public offering until the earlier of (i) the sale of all 150.0 million shares registered in our initial public offering, (ii) July 25, 2014, or (iii) the date the registration statement relating to our proposed follow-on offering is declared effective by the SEC.